                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 30, 2004
                                                          ---------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


          Delaware                     333-106925                74-2440850
------------------------------- -------------------------- ---------------------
       (State or other                (Commission              (IRS Employer
       jurisdiction of                File Number)           Identification No.)
       incorporation)


               745 Seventh Avenue, 7th Floor
                    New York, New York                              10019
------------------------------------------------------------ -------------------
         (Address of principal executive offices)                  Zip Code



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)





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ITEM 5.  Other Events.
         ------------

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,218,937,100.00 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 1-AX, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-AX, Class 3-PAX, Class 4-A, Class 4-AX, Class 5-A, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-4 on March 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 25, 2004, as supplemented by the Prospectus Supplement, dated March 29, 2004 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of March 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer"), Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator"), and HSBC Bank USA, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-AX, Class 2-A, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-A6, Class 3-AX, Class 3-PAX, Class 4-A, Class 4-AX, Class 5-A, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,233,752,764.34 as of March 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         --------------------------------------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

             1.1 Terms Agreement, dated March 26, 2004, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

             4.1 Trust Agreement, dated as of March 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, Wells Fargo Bank, National Association, as Securities Administrator, and HSBC Bank USA, as Trustee.

             99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

             99.2 Servicing Agreement, dated as of March 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

             99.3 Transfer Notice, dated as of March 1, 2004, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

             99.4 Reconstituted Servicing Agreement, dated as of March 1, 2004, between GMAC Mortgage Corporation and Lehman Brothers Holdings Inc.

             99.5 Reconstituted Servicing Agreement, dated as of March 1, 2004, between Pinnacle Financial Corporation and Lehman Brothers Holdings Inc.

             99.6 Reconstituted Servicing Agreement, dated as of March 1, 2004, between RBC Mortgage Company and Lehman Brothers Holdings Inc.

             99.7 Reconstituted Servicing Agreement, dated as of March 1, 2004, between SIB Mortgage Corp. and Lehman Brothers Holdings Inc.

             99.8 Reconstituted Mortgage Loan Servicing Agreement, dated as of March 1, 2004, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

             99.9 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

             99.10 Sale and Servicing Agreement, dated as of January 1, 2002, by and between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation.

             99.11 Flow Interim Servicing Agreement, dated as of February 12, 2004, by and between Lehman Brothers Bank, FSB and Pinnacle Financial Corporation.

             99.12 Flow Interim Servicing Agreement, dated as of September 8, 2003, by and between Lehman Brothers Bank, FSB and RBC Mortgage Company.

             99.13 Flow Interim Servicing Agreement, dated as of June 10, 2002, by and between Lehman Brothers Bank, FSB and SIB Mortgage Corp., as amended by Amendment No. 1, dated as of November 1, 2002.

             99.14 Seller's Warranties and Servicing Agreement, dated as of March 1, 2003, between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STRUCTURED ASSET SECURITIES
                                                 CORPORATION


                                                 By:     /s/ Michael C. Hitzmann
                                                         -----------------------
                                                 Name:   Michael C. Hitzmann
                                                 Title:  Vice President


Date: April 14, 2004

                                                   EXHIBIT INDEX

Exhibit No.                                               Description                                     Page No.
-----------                                               -----------                                     --------
1.1                       Terms Agreement, dated March 26, 2004, between Structured Asset Securities
                          Corporation, as Depositor, and Lehman Brothers Holdings Inc., as the
                          Underwriter.

4.1                       Trust Agreement, dated as of March 1, 2004, among Structured Asset
                          Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master
                          Servicer, Wells Fargo Bank, National Association, as Securities
                          Administrator, and HSBC Bank USA, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Servicing Agreement, dated as of March 1, 2004, between Lehman Brothers
                          Holdings Inc. and Aurora Loan Services Inc.

99.3                      Transfer Notice, dated as of March 1, 2004, between Colonial Savings, F.A.
                          and Lehman Brothers Holdings Inc.

99.4                      Reconstituted Servicing Agreement, dated as of March 1, 2004, between GMAC
                          Mortgage Corporation and Lehman Brothers Holdings Inc.

99.5                      Reconstituted Servicing Agreement, dated as of March 1, 2004, between
                          Pinnacle Financial Corporation and Lehman Brothers Holdings Inc.

99.6                      Reconstituted Servicing Agreement, dated as of March 1, 2004, between RBC
                          Mortgage Company and Lehman Brothers Holdings Inc.

99.7                      Reconstituted Servicing Agreement, dated as of March 1, 2004, between SIB
                          Mortgage Corp. and Lehman Brothers Holdings Inc.

99.8                      Reconstituted Mortgage Loan Servicing Agreement, dated as of March 1,
                          2004, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings
                          Inc.

99.9                      Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                          Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings,
                          F.A.

99.10                     Sale and Servicing Agreement, dated as of January 1, 2002, by and between
                          Lehman Brothers Bank, FSB and GMAC Mortgage Corporation.

99.11                     Flow Interim Servicing Agreement, dated as of February 12, 2004, by and between Lehman Brothers Bank, FSB and Pinnacle Financial Corporation.

99.12                     Flow Interim Servicing Agreement, dated as of September 8, 2003, by and between Lehman Brothers Bank, FSB and RBC Mortgage Company.

99.13                     Flow Interim Servicing Agreement, dated as of June 10, 2002, by and between Lehman Brothers Bank, FSB and SIB Mortgage Corp., as amended by
                          Amendment No. 1, dated as of November 1, 2002.

99.14                     Seller's Warranties and Servicing Agreement, dated as of March 1, 2003, between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.